BTCS

Corporate Presentation

BTCS Inc. (Nasdaq: BTCS)

January 5, 2022

Safe Harbor

The following presentation contains statements, estimates, forecasts and projections with respect to future performance and events, which constitute forward-looking statements. Those statements include statements regarding the intent and belief or current expectations of BTCS and its management team, regarding our blockchain infrastructure operations business, planned continued expansions, market opportunity, the risk profile of our digital asset holdings, plans regarding securing other proof of stake blockchains, expected gross margins, our balance sheet growth, our beliefs regarding the correlation between the adoption success of the internet and the potential success and adoption of blockchain, accelerating the development of our platforms and expectations on commercializing both our digital asset data analytics platform, and our staking-as-a-service platform. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any financial projections or estimates or pro forma financial information set forth herein. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, without limitation, unexpected accounting adjustments, the rewards and costs associated with validating transactions on proof-of-stake blockchains, significant decrease in value of our digital asset holdings, and our rewards while locked up, loss or theft of the private withdrawal keys resulting in the complete loss of our digital assets and reward, as well as those risks detailed in our filings with the SEC, including our Form 10-K filed with the SEC on January 26, 2021 and our Prospectus filed with the SEC on February 16, 2021 and the Prospectus Supplement dated September 14, 2021. Neither BTCS nor any of its affiliates undertakes any obligation to update any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Summaries of documents contained herein and in our filings with the SEC may not be complete and are qualified in their entirety by reference to the complete text of such document. In making an investment decision, you must rely on your own examination of these documents and such additional due diligence as you deem appropriate. We have not authorized any other person to provide you with information that is different from the information contained in our filings with the SEC. If anyone provides you with different or inconsistent information, you should not rely on it.

Our filings with the SEC are available to the public on, and may be reviewed at, the SEC's website (www.sec.gov) and on BTCS' web site (www.btcs.com). The content on our website is not incorporated into this presentation.

Table of Contents

About

Focused on powering and securing **next-generation blockchains**.


BTCS

BTCS Inc. ("BTCS") is the first U.S. public company focused on blockchain infrastructure and technology. We secure disruptive next-generation blockchains by actively validating transactions through Proof-of-Stake consensus mechanisms allowing us to receive digital token rewards.



Our Digital Asset Dashboard at https://analytics.btcs.com allows users to easily evaluate their digital asset portfolio from across multiple exchanges in a single platform. We plan to integrate a non-custodial Staking-as-a-Service feature onto the platform, which will allow token holders to stake their holdings to our validator nodes and earn a yield in return while we earn a fee.

2021 Highlights (unaudited)

Balance Sheet Growth	**$37.8 million** Crypto Mkt. Value & Cash 748% YoY increase* $36.4m crypto & $1.4m cash	**$15.9 million** 2021 Capital raised via common stock at average price of $8.20 per share**	**$3 million** Realized Crypto Gain **$20 million** Unrealized Crypto Gain
Long Term Management Commitment	**Mgmt. RSUs Vest at:** • $100m Market Cap • $150m Market Cap • $200m Market Cap • $400m Market Cap	**$1.1 million** Management Investment January 1, 2021***	**41%** Insider Ownership
Expanding Operations in Blockchain Sector	**12 Blockchains Secured** $1.2m 2021 Revenue	**84% Gross Margin****** Margin expansion expected at scale	**2022 Continued Expansion Planned**

* Increase is a result of both increased investment and increase in the fair market value of crypto.

** In addition to common stock warrants were also issued in the March 2021 $9.5 million registered direct financing. Excludes the $1m convertible note financing (repaid) and $1.1m investment from officers and directors noted below.

*** Represents Series C-2 preferred stock purchased by officers and directors on January 1, 2021.

**** Data provided based on results through September 30, 2021.

2021 Operations and Achievements

BTCS powers the infrastructure to secure numerous blockchains and is actively developing software to capitalize on the **disruptive potential** of blockchain technology.

Blockchain Infrastructure Solutions:

- Grew revenue by securing a diversified array of promising blockchains such as Ethereum 2.0, Tezos, Cosmos etc.
- Generated $1.2 m in revenue by securing 5 blockchains in 2021 with others in development
- Developed Staking-as-a-Service infrastructure

Digital Asset Platform Development:

- Continued development of Digital Asset Platform
- Engaged development team in 2021 to accelerate platform progress
- Launched beta release in Q4 2021
- Planned integration of Staking-as-a-Service feature in 2022

Other Company Highlights:

- Stock appreciated 180% in 2021
- Up-listed to Nasdaq in September 2021
- Our stock is well positioned for investors who are unable or unfamiliar with direct crypto investments but still desire industry exposure

Industry Overview

Blockchains Ushering in a New Era of Technology

The computer and internet age ushered in the **digitization and proliferation of information** on a global scale Blockchains are ushering in an age of **asset digitization and transfer** without the need for trusted intermediaries (banks, exchanges, governments, etc.)



The internet changed the way people communicate with each other, blockchains change the way people transact with each other.
Growth
Mainframe Computers
Personal Computers
Internet
Social Media and Cloud
Currency Blockchains
Next Generation Blockchains
BTCS
Digitization of Information
Digitization of Assets
1970s
1980s
1990s
2000s
2010s
2020s
Time

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Enormous Market Opportunity & Relative Comparison

Web 3.0 and transaction-based industries built on next-generation blockchain technologies represent a **multi-trillion market opportunity**.

1st Generation Blockchains

Bitcoin and gold are storers of value. If both assets were priced similarly, each Bitcoin would be worth over **$700,000**, nearly **16 times** larger than the current value


Gold Reserves
$11.5T(2)
Bitcoin
$882B(1)

Next-Generation PoS Blockchains

The internet's future will be transformed by next-generation blockchains that serve as the backbone of digital assets and ownership in **Web 3.0**


Estimated Internet Value
(conservative)
$30T
WWW
Top 4 Next-Generation
Blockchains (3)
$600B(1)

Sources: (1) CoinMarketCap.com as of 1/3/2022, (2) world gold reserves according to World Gold Council (End-2019), (3) Includes Ethereum, Solana, Cardano and Polkadot.

Blockchain Use Cases & Disruption

BTCS powers the infrastructure that serves as the **backbone of Web 3.0**

- Decentralized finance (DeFi), Non-fungible tokens (NFTs), and the Metaverse utilize smart contract based blockchains.
- Proof-of-Stake (PoS) based blockchain infrastructures such as Ethereum provide an energy efficient alternative to Proof-of-Work (PoW) based blockchains such as Bitcoin.
- Compared to PoS chains, Delegated Proof-of-Stake (DPoS) chains like Polkadot and Cardano enable asset leveraging - a component BTCS plans on integrating into its non-custodial Staking-as-a-Service feature that is being developed.



Smart Contract Blockchains Secured By:
BTCS
Digital Currency
Finance
Securities
Record Keeping
E-commerce
Global Payments
Remittance
P2P Lending
Microfinance
Digital Rights
Escrow
Wagers
DeFi
NFTs
Equity
Private Markets
Debt
Crowdfunding
Derivatives
Title Records
Healthcare
Voting

* The views above reflect solely the opinions of BTCS and its management.

BTCS

Emerging Opportunities in Proof-of-Stake Industry

BTCS' focus on securing Proof-of-Stake (PoS) blockchains is part of its core Blockchain Infrastructure Solutions segment and positions us firmly in the center of the **exponentially growing staking industry**.

↑476%

The market cap of cryptocurrencies (excluding Bitcoin), which is composed primarily of PoS blockchains grew **476%** to $1.3T in 2021.

↑400%

JPMorgan Chase estimates staking payouts of $9 billion in 2021 with an estimated growth of over **400%** by 2025.*

PoS blockchains are central to powering innovations in **DeFi**, the **Metaverse**, as well as the emergence of **NFTs** in 2021.

5-15%

Staking offers stable returns in excess of traditional banks, with many of the top PoS blockchains yielding **5-15%** returns in 2021.

* Based on a JPMorgan Chase 2020 Annual Report published on 4/7/2021.

Corporate Overview

Comparing Business Models

Proof-of-Work
(Mining)

- High Energy Consumption
- Increasingly Centralized
- Increasing Hash Rate
- Capital Intensive Hardware with no Residual Value

Proof-of-Stake
(Staking)

- Environmentally Friendly
- More Decentralized
- Higher Transaction Throughput
- Highly Scalable Hardware-Lite Business Model

Delegated Proof-of-Stake
(Validator Node Operation)

We operate validator nodes on next generation blockchains and are building a platform to enable users to easily stake tokens.

Our validator nodes should allow us to receive a percentage of token holders staking rewards.*

BTCS

Node Operator Earns Percentage of Delegated Rewards

- Asset Leveraging
- Low Cost / Low Risk
- Non-Custodial
- Scalable Revenue and Asset Growth
- Increased Probability of Rewards

* We are currently not paying out rewards from our validator nodes but plan to when we open the Platform or potentially sooner.

Understanding Consensus Mechanisms* – PoW vs. PoS

Proof-of-Work (i.e. Bitcoin)

Capital Allocation

ASIC miners (computers) purchased have **$0** residual value at end-of-life.

Expensive data centers and high electricity costs are required to operate.

Mining Pools or Validator Nodes

Pool operators run validator nodes and pool ASIC computing power to secure network.

Pool operators typically charge miners **1-3% fees**.

Transaction Validation

Pooled ASICs solve complex cryptographic puzzles and transactions are validated and permanently written to blockchain by nodes.

Rewards

Pools distribute crypto rewards to pool participants based on computing power.

Delegated Proof-of-Stake

Capital Allocation

Crypto purchased has **high upside potential** and an **indefinite life**.

Tokens held by Validator Operators

Token Holders **Staking**

Mining Pools or Validator Nodes

Token holders stake their crypto to validator nodes and pool resources.

Validator operators run nodes 24/7 and stay current with tech updates.

Validator operators receive **1-3% fees** on all tokens staked to node.

Transaction Validation

Validator nodes are selected to validate transactions on blockchain.

Rewards

Network typically distribute rewards net of validator fees directly to token holders.

At the heart of BTCS' planned Staking-as-a-Service platform is **asset leveraging** through validator node operation and a modern UI experience with integrated data analytics.

* For illustrative purposes. PoS blockchains typically have differences in how their consensus mechanisms work. For instance, Ethereum's beacon chain is not delegated PoS, its just PoS and does not natively allow for delegation and asset leveraging.

BTCS Operations

BTCS secures disruptive Proof-of-Stake (PoS) blockchains that can power **DeFi, NFT, and Metaverse ecosystems**. Running validator nodes on PoS blockchains is core to BTCS' operations and the focus of the proprietary **Staking-as-a-Service feature** of our Digital Asset Platform.

Current Operations

Proof-of-Stake:

ethereum

Delegated Proof-of-Stake:

Tezos

CARDANO

AVALANCHE

COSMOS

Future Developments

Proof-of-Stake:

Algorand

Delegated Proof-of-Stake:

Terra

Polkadot.

SOLANA

KUSAMA

Tokens staked on Ethereum's beacon chain are locked-up until Ethereum transitions to the beacon chain. The Company can provide no assurances or guarantees that the transition will be successful. BTCS currently operates 240 nodes on Ethereum's proof-of-stake beacon chain.

Digital Asset Holdings

+930% increase in fair market value of digital holdings year-over-year as of December 31, 2021

Current Holdings*

ethereum	8,097 ETH
bitcoin	90 BTC
Polkadot	8,032 DOT
SOLANA	4,787 SOL
CARDANO	257,757 ADA
COSMOS	3,072 ATOM
Tezos	24,504 XTZ
AVALANCHE	2,072 AVAX
KUSAMA	374 KSM
Terra	3,584 LUNA
polygon	67,114 MATIC
Algorand	50,681 ALGO

Fair Market Value of Digital Assets



ETH** BTC ADA** XTZ** SOL KSM LUNA MATIC AVAX** DOT ALGO ATOM**
$50m
$45m
$40m
$35m
$30m
$25m
$20m
$15m
$10m
$5m
$0m
U.S. GAAP requires us to carry our digital assets at their lowest value since acquisition.
As of 12/31/2021 the balance sheet value of our digital assets was $12.3 million.*
$0.46m
$0.51m
$0.49m
$1.25m
$1.84m
$4.15m
$20.37m
$21.73m
$30.20m
$36.45m
19Q3
19Q4
20Q1
20Q2
20Q3
20Q4
21Q1
21Q2
21Q3
21Q4*

* As of 12/31/2021 (unaudited) and rounded to nearest whole number.
** Substantially all staked.

BTCS

Building an Integrated Platform

BTCS is developing a Digital Asset Platform designed to provide users a **one-stop-shop dashboard** to consolidate crypto portfolios across multiple exchanges, track cumulative performance, and provide data insights to users while encouraging delegation of user tokens to BTCS run staking pools, **boosting revenue** growth through scale.

Bitstamp
GEMINI
kraken
BINANCE
BITTREX
FTX US
coinbase


STAKED TOKENS

- Consolidate crypto position data
- Evaluate performance
- Evaluate portfolio of staked tokens and rewards

Current Platform


BTCS Analytics
Transactions
Cryptocurrencies
Exchanges
Sort by Date
Received BTC
Gemini
0.00728 BTC
Amount
Sold BTC
Bought ETH
Bought LTC
Dashboard
Transactions
Reports
Settings
Performance Over Time (%)
$846,657.08 USD
+ $169,331.42(20.00%)
Performance
60
40
20
0
-20
9/20
10/20
11/20
12/20
1/21
2/21
3/21
4/21
5/21
6/21
7/21
8/21
Asset Allocation
$846,657.08 USD
+ $169,331.42(20.00%)
Add Exchange
Asset Allocation
LTC
USD
ETH
ZEC
USDT
ADA
XTZ
ATOM
Capital Gains Report
Gain Type
Realized Gains
Unrealized Gains
Calculation Method
FIFO
LIFO
CRYPTO
GAIN $
BTC
$ 10,123.45
ETH
$ 547.51
KSM
$ 71,256.64
LTC
$ 15.89
Add Exchange
Select exchange
Gemini
Bitstamp
Kraken
Binance.US
Bittrex
FTX-US
Can't find your exchange?
Do not see your exchange? We are constantly adding new exchanges. Please let us know which exchange you would like us to add.
your exchange

Features Under Development / Preview


BTCS Analytics
Tokens
Portfolio
Dashboard
Analytics
Transactions
Reports
Staking
Log out
Cardano
Polkadot
Kusama
Solana
Tezos
Avalanche
Read more
$21,945.17
Avalanche
What is Avalanche (AVAX)?
How to Stake with BTCS
step 1
step 2
step 3
More coins
View Currency
$ 2.08
$19,291
Performance
Staking - APY History
1 Day
7 Days
30 Days
1 Year
Price vs Fiat
$24,500
Cardano: Staking Rewards over Time

Roadmap – Digital Asset Platform

Research and Development

Q1 2020
Initial Design/Requirements; Exchanges Selection and Full Stack Selection

Q2-Q4 2020
Beta Development/ Testing

Beta Release

Q3 2021
Invite Only Beta Release for Testing and Feedback

Q4 2021 – Q1 2022
Public Beta Release

Public Release



2022
V1 Public Release

* The roadmap and features described herein are forward looking in nature and based on managements development assumptions. The Company can provide no assurance that the timeline will be met or that the commercialization of the platform will generate revenue or profit in excess of the development costs.

BTCS

A Value Play Amongst Peers*

We believe BTCS Inc. is **undervalued** compared to its peers.

Company Name	Stock Price 12/31/2021	Market Cap	Price / Cash & Crypto
Bitcoin Mining Focused:			
Marathon Digital Holdings Inc.	$32.86	$3,368m	31.5x
Riot Blockchain Inc.	$22.33	$2,171m	13.6x
CleanSpark, Inc.	$9.52	$356m	8.5x
		Average	**17.9x**
Next Generation Blockchain Focused:			
Tokens.com	$2.03	$153m	7.4x
Neptune Digital Assets Corp.	$0.47	$59m	6.5x
		Average	**7.0x**
BTCS	**$3.14**	**$33m**	**0.9X**

* This slide is for illustrative purposes only. Some of these metrics may be as of dates other than December 31st. The disparity in market cap, price/(cash&crypto) and/or price/book may be greater or lesser due to many factors. BTCS Inc. metrics are based on December 31, 2021 proforma financials, all comparable financial information is obtained from public filings and if U.S. listed from most recent Form 10-K or Form 10-Q, and not updated for any information filed in subsequent 8Ks or other filings. If either crypto holdings or the fair market value of crypto holdings was not disclosed, then the value of crypto holdings as set forth on the balance sheet was used. Market caps are based on stock prices as of December 31, 2021.

A Value Play Amongst Peers (cont.)

BTCS is currently **trading at a discount** to the FMV of its Cash and Crypto assets held, making it a value investment opportunity in an industry where comparable private companies have been recent targets of **blockbuster acquisitions** by larger companies.

Private Deals in Industry Highlights:

coinbase + Bison Trails

Crypto giant **Coinbase** acquired crypto infrastructure provider **Bison Trails** for over $80m in early 2021.

kraken + Staked

Crypto exchange **Kraken** acquired non-custodial staking platform **Staked** for undisclosed amount labeled as "one of the largest crypto industry acquisitions to date" in December 2021.



Market Cap Components
BTCS Market Cap
(as of 12/31/2021)
$3.56 per share**
$3.14 per share
$40m
$35m
$30m
$25m
$20m
$15m
$10m
$5m
$0m
Components of Value:
• Human Capital - Management
• Business model - Growth Prospects
• IP/Software - Validator Nodes
$37.8m
Cash and Crypto
FMV
$13.7m
Cash and Crypto
Book Value*
Value based on GAAP Financials*
Value based on FMV

* Cash and crypto value based on 2021 (unaudited) proforma financials. This slide is for illustrative purposes only.
** Implied share price based on fair market value of cash and crypto as of 12/31/2021.

Management



Charles Allen
CEO and Chairman of the Board

Charles has been involved in the blockchain industry since its earliest days. Since joining BTCS in 2013, he has leveraged his extensive experience in business strategy, investment banking, and capital markets transactions to develop and lead the Company's evolving business model. Charles began his career as an engineer in the telecom industry and brings a balance of business and financial leadership as well as technical proficiency to the BTCS team. Prior to joining BTCS he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services and financial services. Highlights include Managing Director at RK Equity Capital Markets LLC, Managing Director at TriPoint Global Equities, LLC, and Managing Director at Broadband Capital Management LLC, all boutique investment banks focused on advising and raising capital for small and mid size companies. He received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary.



Michal Handerhan
COO and Director

A co-founder of BTCS, Michal supports both our business and research and development strategies, and has played a key role in the Company's ability to capitalize on the rapidly expanding opportunity in the blockchain space. From February 2011 through February 2014 he served as an independent IT and web services consultant to the National Aeronautics and Space Administration (NASA). From October 2005 until February 2014 Michal was the President and CEO of Meesha Media Group, LLC, which provided high-definition video production services, Web 2.0 development, database management, and social media solutions. From March 2002 through October 2006 he served as a team leader for NASA in their Peer Review Services group. Prior to NASA Peer Review Services Michal served as the web developer for Folio Investments. He received B.S. in Computer Science from Czech Technical University.



Michael Prevoznik
CFO

Michael Prevoznik has worked for PricewaterhouseCoopers LLP for over nine years prior to joining BTCS, specializing in investment company audits for leading asset managers in the financial services industry. Michael is a Certified Public Accountant licensed in the state of Pennsylvania. He received a B.S. in Business Administration as well as a Master of Accountancy from the Grossman School of Business at the University of Vermont.

Independent Directors



David Garrity

Director

David has over 30 years' experience in the financial services industry. He has held senior roles including CFO and board of director positions for both publicly-held and private companies, and has extensive experience in several disciplines including operating, advisory and research, and is CEO of New York City-based consulting firm, GVA Research. He is President of BTblock, an emerging technology & cybersecurity consultancy firm, and currently serves as the Independent Director of EncrypGen. During 2008 and 2009, David served as CFO and a director at Interclick, Inc., a publicly-held behavioral targeting internet advertising network. From June 2011 to May 2013, he was Chief Financial Officer of Aspen Group, Inc., a publicly-held online for-profit university. From May through October 2013, he was Executive Vice President Corporate Development for Aspen Group, Inc. and from February 2017 through January 2018 he was acting CFO of Mutualink, Inc.



Charlie Lee

Director

Charlie Lee is the creator of Litecoin and the Managing Director of the Litecoin Foundation. He attended The Massachusetts Institute of Technology where he graduated in 2000 with a Bachelors and Masters degree in Electrical Engineering and Computer Science. Prior to creating Litecoin, Charlie was a Software Engineer at Google. In 2011, he created Litecoin in an effort to improve upon Bitcoin's high fees, slower transaction times, and scalability issues. Charlie went on to work for Coinbase where he became Director of Engineering before leaving the company in 2017 to focus on supporting the development of Litecoin full time.



Carol Van Cleef

Director

Carol R. Van Cleef is an internationally recognized authority on and pioneer in legal issues involving cryptocurrencies and blockchain technology, Ms. Van Cleef is Chair of the Blockchain and Digital Assets practice at Bradley Arant Boult Cummings LLP. With a focus on regulatory, compliance, and enforcement matters, Ms. Van Cleef has built a global reputation as a leading attorney, counsellor and problem solver working extensively across the financial services industry and throughout the cryptocurrency and blockchain communities. She represents virtual currency exchanges, blockchain developers, NFT creators and platforms, and various types of financial services and fintech companies. In addition to her legal practice, Ms. Van Cleef serves as CEO of Luminous Group, a blockchain technology, growth advisory and risk management solutions company that also develops and delivers anti-money laundering and sanctions compliance training through the AML Training Institute. She also serves as an advisor to a number of early-stage companies in fintech and blockchain-related technologies. Ms Van Cleef is a graduate of Georgetown University, School of Foreign Service (B.S.F.S) and received a Juris Doctor from the Washington College of Law, American University. She is also a Certified Anti-Money Laundering Specialist (CAMS).

BTCS

Key Service Providers

Provider	Role
Equity Stock Transfer	Transfer Agent
Nason Yeager Gerson Harris & Fumero, P.A. Attorneys at Law | Est. 1960	Legal Counsel
RBSM LLP Accountants & Advisors	Auditor
RedChip	Investor Relations

Contact Us

Charles Allen

202-430-6576 (IR #)

ir@btcs.com

www.btcs.com

Dave Gentry

RedChip Companies Inc.

407-491-4498

dave@redchip.com

Mercy Chikowore

Media Requests

803-347-6905

mercy@mercyc.com


bitcoin
CARDANO
Polkadot
SOLANA
ethereum
COSMOS
polygon
Algorand
BTCS

Appendix
Blockchain 101

Blockchains Explained

Blockchains are decentralized digital ledgers that record and enable secure peer-to-peer transactions without third party intermediaries.

CURRENT TECHNOLOGIES

(Centralized Systems)

Trust / consensus entrusted to third party intermediaries.


Susceptible to manipulation and corruption
•
Legacy systems consistently hacked

BLOCKCHAINS

(Distributed Systems)

Trust / consensus built into the Blockchain network and secured by cryptography.


Governed by computer code
•
Secured by cryptography
•
Never been hacked[1]

1. Refers to Bitcoin and Ethereum blockchains.

Blockchain Ledger

- A blockchain ledger is a distributed ledger maintained by a network of computer nodes that verify and validate transactions.

Traditional System



Centralized System with Stored Ledger

Blockchain System



Distributed System with Distributed Ledger

- All transactions on a blockchain can be viewed through blockchain explores which read and display the public data.
- An explorer allows you to look up a wallet address and view all its transactions on the public blockchain. Example below:



Etherscan
The Ethereum Block Explorer

LOGIN | Search by Address / Txhash / Block / Token / Ens | GO

HOME | BLOCKCHAIN | TOKENS | RESOURCES | MORE

Transactions

Home / Transactions

Sponsored: Qravity Presale is Live - Exclusive 30% Bonus until August 31. Don't miss out!

More than > 296266636 transactions found (showing the last 500k records)

First | Prev | Page 1 of 10000 | Next | Last

TxHash	Block	Age	From	To	Value	[TxFee]
0x3cf36945ae87b21...	6192835	22 secs ago	0xb59f870aea8851e...	0x85350b905ad9eb...	0.003 Ether	0.00006037
0x9217a9a5496bb2...	6192835	22 secs ago	0xa52105ed7b0a44...	0x7346ff45608b03a...	0.01 Ether	0.00006037
0x4a625e468cc5f1a...	6192835	22 secs ago	0x362e8b24990350...	UcashToken	0 Ether	0.00010432
0xc347be366bc91b...	6192835	22 secs ago	0x20fc0d54ce82f61...	0x003ffefefbc4a6f3...	0 Ether	0.00029908
0x2b05d52cc6c9bc...	6192835	22 secs ago	WaterholePool	0xe124eb3c15a70d...	0.737706152 Ether	0.000063
0xf21be432448fb9e...	6192835	22 secs ago	0x9d872d59c32143...	0x088dfd01e4e279...	0 Ether	0.00025147
0xd7509e070af4888...	6192835	22 secs ago	0xaaa5162543da8f3...	0x088dfd01e4e279...	0 Ether	0.00025147
0x822bcd4e9825b3...	6192835	22 secs ago	0x5f30f12c2e5812c...	0x088dfd01e4e279...	0 Ether	0.00025147
0xce11cab242b353...	6192835	22 secs ago	0xe9f019f88444d4a...	0x088dfd01e4e279...	0 Ether	0.00025147

How Blockchains Work

A transaction is request

The transaction is broadcasted to a peer-to-peer (P2P) network that consists of computers (otherwise known as nodes)

The network of nodes uses consensus algorithms to validate the transaction

A verified transaction can involve cryptocurrency, contracts, records or other information

The transaction is combined with other transactions, once verified, to create a new block of data for the ledger

The new block is added to the existing blockchain ledger (which is permanent and unalterable)

The transaction is complete

Consensus Mechanisms to Secure Blockchains

The key difference between PoW and PoS is the consensus algorithm used by the network nodes.

Proof of Work		VS	Proof of Stake	
 Mining capacity depends on computational power	 Miners receive block rewards to solve a cryptographic puzzle		 Validating capacity depends on the stake in the network	 Validators do not receive a block reward, instead, they collect transaction fees as reward
 51% Hackers would need to have a computer more powerful than 51% of the network to add a malicious block, leading to 51% attack	 Uses a lot of electricity		 51% Hacker would need to own 51% of all the cryptocurrency on the network, which is practically impossible and therefore, makes 51% attacks impossible	 Requires less energy

Node: A physical server that hosts the entire blockchain ledger, validates transactions, and writes new blocks to the blockchain.

Blockchain Protocols Value Proposition

Blockchain protocols represent the next generation of internet technology.

Web 1.0 & 2.0
Information Exchange Era
1995 <

Web 3.0
Value Exchange Era
2008 <


Business Logic,
User Interface & Experience
Companies:
YAHOO!
facebook
AOL
amazon
NETFLIX
airbnb
twitter
Google
LinkedIn
Microsoft
ebay
Expedia
Alibaba.com
Internet Protocols
TCP/IP
User Interface & Experience
Companies
Business Logic
Blockchain Protocols
bitcoin
ethereum
EOS
golem
IOTA
Filecoin
STORJ.IO
BitTorrent
Internet Protocols
TCP/IP

- Compared to Web 1.0/2.0, Web 3.0 blockchain protocols handle business logic. As a result, the execution of business logic migrates from applications to their underlying blockchain protocols.
- Historically large incumbent tech companies have monetized business logic and therefore value capture should shift from applications to the underlying blockchain protocols.
- Our treasury management efforts are focused on disruptive blockchain protocol layers.

* The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.

Internet vs. Blockchain Technology Stacks*

	Internet	Blockchain
Technology Overview	Stateless Protocol → Unable to store data	Stateful Protocol → Able to both transmit and store data
Application Layer	World Wide Web Email Video Streaming Cloud Applications Social Media	Crypto Currencies Identity Management Smart Contracts Health Care Records Governance
Protocol Layer	IP v4/v6, TCP, UDP, HTTP, SMTP, IMAP, RTP, FTP, DNS, RTMP	Bitcoin, Ethereum, Polkadot Litecoin, EOS, Cardano Chainlink, Cosmos, Stellar
Infrastructure Layer	Network Hardware, Internet Service Providers, Storage etc.	Mining Servers, Pools, Blockchain Nodes

* For illustration purposes only, i.e. simplification of technology stacks.

Blockchain Use Case #1: Crypto Currency

In transitioning to our current monetary system, control of our assets has been yielded to trusted intermediaries that often fail.

	BARTER Before 600BC	GOLD, SILVER 600BC - present	FIAT C806 - present	CREDIT CARDS, ELECTRONIC BANKING C1950 - present	CRYPTO CURRENCIES C2009 - present
Free of 3rd party to facilitate trade and ownership	Yes	Yes	No	No	Yes
Government Issued*	No	No	Yes	Yes**	No
Secure (Counterfeiting)					
Scarce (Predictable Supply)					

Poor ⟷ Excellent

The above data was prepared by BTCS and reflects solely the opinion of BTCS and its management.
* Central Bank Digital Currencies are excluded from above table.
** Credit cards and electronic banking are typically based on government issued currency.

Blockchain Use Case #2: Securities

Blockchains have the potential to remove middleman, lower asset exchange fees, and reduce instability of securities markets.



Current Process
Blockchain Based
Shareholders
Trading
Clearing
Settlement
Custody, Asset Servicing, and Registry
Buyer
Seller
EXCHANGE
CLEARING HOUSE
SETTLEMENT PROCESS
CENTRAL SECURITIES DEPOSITORY, SHARE REGISTRAR
Corporations
Buyer
Seller
Exchange and Post-Trade Blockchain Based Infrastructure
Corporations

Issues:

- Highly complex and fragmented.
- Tasks often duplicated.
- Expensive and time consuming settlement.
- Shares are held in "Street Name", therefor corporations often don't know who their shareholders are.

Benefits:

- Streamlined process.
- Middleman can be eliminated.
- Potentially lower fees.
- Increased transparency.
- Direct communication possible between corporations and shareholders.

* For illustration purposes only, i.e. simplification of process.

BTCS

Blockchains are in "1st Inning"

	First 10 Years	10 – 20 Years	20 – 30 Years

Internet Timeline

- 1969 – First Message Transferred
- 1972 – Email Invented
- 1983 – TCP/IP Protocols Adopted
- 1984 – Limited DNS Established
- 1989 – World Wide Web Created
- 1991 – Internet Open To Public
- 1994 – Yahoo!, amazon.com, Netscape
- 1995 – ebay, Java, AOL
- 1999 – Google, myspace, napster

Commercialization Begins

Blockchain Timeline

- 2008 – Bitcoin Blockchain White Paper Published
- 2009 – First Bitcoin Transaction
- 2011 – Bitcoin Reaches Parity With U.S. Dollar
- 2014 – Ethereum White Paper Published (Smart Contracts)
- 2015 – Ethereum Initial Release
- 2017 – Smart Contract Era Begins (ICOs, DApps, etc.)
- 2018 – Corporations Working on Blockchain Ledgers: Walmart, Microsoft, IBM
- 2020 – Bitcoin Market Cap Reaches $500B
- 2021 – Tesla Buys $1.5B Bitcoin

Commercialization Begins

- The internet took 20 years to transition from proof of concept to mass adoption. Smart contract blockchain technologies are in their first 6 years of deployment and may take at least 15 years to be applied across multiple industries.*
- Bitcoin is a great proof of concept for blockchain technology, similar to the internet prior to its mass commercialization.

* For illustration purposes only, i.e. simplification of timeline.